     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 12, 2000.
                                                           REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

                               PHARMACOPEIA, INC.
             (Exact name of Registrant as specified in its charter)

                    DELAWARE                                 33-0557266
        (State or Other Jurisdiction of                   (I.R.S. Employer
        Incorporation or Organization)                  Identification No.)

                                     CN 5350
                        PRINCETON, NEW JERSEY 08543-5350
                    (Address of Principal Executive offices)

                                  ------------

                               PHARMACOPEIA, INC.
                            1994 INCENTIVE STOCK PLAN
                            1995 DIRECTOR OPTION PLAN
                            (Full Title of the Plans)

                                  ------------

                            JOSEPH A. MOLLICA, PH.D.
                      CHAIRMAN OF THE BOARD, PRESIDENT AND
                             CHIEF EXECUTIVE OFFICER
                               PHARMACOPEIA, INC.
                                     CN 5350
                        PRINCETON, NEW JERSEY 08543-5350
                     (Name And Address Of Agent For Service)

                                 (609) 452-3600
          (Telephone Number, Including Area Code, Of Agent For Service)

                                  ------------

                                    COPY TO:

                              JAMES J. MARINO, ESQ.
                             DECHERT PRICE & RHOADS
                         PRINCETON PIKE CORPORATE CENTER
                       997 LENOX DRIVE, BLDG. 3, SUITE 210
                         LAWRENCEVILLE, NEW JERSEY 08648
                                 (609) 620-3200

                                  ------------


                         CALCULATION OF REGISTRATION FEE
============================================================================================================================
                                         AMOUNT              PROPOSED                PROPOSED
            TITLE OF                     TO BE           MAXIMUM OFFERING       MAXIMUM AGGREGATE           AMOUNT OF
   SECURITIES TO BE REGISTERED         REGISTERED       PRICE PER SHARE (1)     OFFERING PRICE (1)      REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
 Common Stock, $0.0001 par value    1,150,000 shares         $27.25                  $31,337,500            $8,275.00
============================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee in accordance with paragraph (h) of Rule 457 of the Securities Act of 1933, as amended, on the basis of the average of the high and low prices of the Common Stock of Pharmacopeia, Inc. reported on the Nasdaq National Market on June 5, 2000.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 relates to the registration of additional securities of the same class as other securities for which earlier registration statements filed on Form S-8 relating to the Pharmacopeia, Inc. 1994 Incentive Stock Plan and 1995 Director Option Plan are effective. On May 3, 2000, the stockholders of Pharmacopeia, Inc. approved an amendment to the 1994 Incentive Stock Plan to increase the number of shares of Pharmacopeia, Inc. common stock authorized for issuance thereunder from 3,700,000 to 4,700,000, and an amendment to the 1995 Director Option Plan to increase the number of shares of Pharmacopeia, Inc. common stock authorized for issuance thereunder from 150,000 to 300,000. Pursuant to the provisions of Paragraph E of the General Instructions to Form S-8, the contents of those earlier Registration Statements on Form S-8 (No. 333-56883 with respect to the 1994 Incentive Stock Plan and No. 33-80341 with respect to the 1995 Director Option Plan) are hereby incorporated herein by reference.


ITEM 8.   EXHIBITS

Exhibit 5.1       Legal Opinion of Dechert Price & Rhoads
Exhibit 23.1      Consent of Ernst & Young LLP
Exhibit 23.2      Consent of Arthur Andersen LLP
Exhibit 23.3      Consent of Dechert Price & Rhoads (included in exhibit 5.1)
Exhibit 24.1      Power of Attorney (included on signature page hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Princeton, and the State of New Jersey, on this 12th day of June, 2000.

                                PHARMACOPEIA, INC.


                                By: /s/ Joseph A. Mollica
                                    --------------------------
                                    Joseph A. Mollica, Ph.D.
                                    Chairman of the Board, President and Chief
                                    Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph A. Mollica, Ph.D. and Bruce C. Myers or either of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that either of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                             TITLE                             DATE
                      ---------                                             -----                             ----

/s/ Joseph A. Mollica                                  Chairman of the Board, President and Chief       June 12, 2000
------------------------------------                   Executive Officer (Principal Executive Officer)
Joseph A. Mollica, Ph.D.


/s/ Bruce C. Myers                                     Executive Vice President and Chief Financial     June 12, 2000
------------------------------------                   Officer (Principal Financial and Accounting
Bruce C. Myers                                         Officer)


/s/ Frank Baldino, Jr.                                 Director                                         June 12, 2000
------------------------------------
Frank Baldino, Jr., Ph.D.


/s/ Paul A. Bartlett                                   Director                                         June 12, 2000
------------------------------------
Paul A. Bartlett, Ph.D.


/s/ Gary E. Costley                                    Director                                         June 12, 2000
------------------------------------
Gary E. Costley, Ph.D.


/s/ James J. Marino                                    Director                                         June 12, 2000
------------------------------------
James J. Marino


/s/ Ediwth W. Martin                                   Director                                         June 12, 2000
------------------------------------
Edith W. Martin, Ph.D.


/s/ Charles A. Sanders                                 Director                                         June 12, 2000
------------------------------------
Charles A. Sanders, M.D.


                                  EXHIBIT INDEX


Exhibit 5.1          Legal Opinion of Dechert Price & Rhoads

Exhibit 23.1         Consent of Ernst & Young LLP

Exhibit 23.2         Consent of Arthur Andersen LLP

Exhibit 23.3         Consent of Dechert Price & Rhoads (included in exhibit 5.1)

Exhibit 24.1         Power of Attorney (included on signature page hereto)